Raymond James Annual Institutional Investors Conference March 7, 2011 Exhibit 99.1

Forward Looking Statement

This presentation contains forward-looking statements, as defined by Federal Securities
Laws, relating to present or future trends or factors affecting the operations, markets and products of CenterState Banks, Inc. (CSFL). These statements are provided to assist in the understanding of future financial performance. Any such statements are based on current expectations and involve a number of risks and uncertainties. For a discussion of factors that may cause such forward-looking statements to differ materially from actual results, please refer to CSFL’s most recent Form 10-Q and Form 10-K filed with the Securities Exchange
Commission.
CSFL undertakes no obligation to release revisions to these forward-looking statements or reflect events or circumstances after the date of this presentation.

PUTNAM
MARION
CITRUS
SUMTER
HERNANDO
LAKE
ORANGE
PASCO
POLK
HILLSBOROUGH
OSCEOLA
INDIAN RIVER
OKEE-CHOBEE
HENDRY

CSFL

Birmingham
Atlanta
Winston-Salem
Tampa
Winter Haven
Corporate Overview
Headquartered in Davenport, FL
$2.1 billion in assets
$1.9 billion in deposits
Company formed:  June 2000
2 Subsidiary Banks; 54 locations
6 of 14 counties of operation rank in the top
15 fastest growing counties in Florida

Data pro forma for the P&A agreement with TD, excluding purchase accounting adjustments.
Correspondent Banking market

Merger and Corporate Structure

Merger of three national bank subsidiaries completed 12/10/10
CenterState Bank of Florida – $1.9 billion in assets
Valrico State Bank – $195 million in assets
Benefits of new structure includes use of capital, cost efficiency, and development of specialists.
Newly consolidated special asset group comprised of 25
professionals focused on disposition of Legacy Bank assets and
FDIC covered assets.
Data pro forma for the P&A agreement with TD, excluding purchase accounting adjustments.

Update on 2010 Initiatives
Vero Beach Office
Opened May 2010
$33 million in deposits at .67% cost
$13 million in loans
Okeechobee Office
Opened June 2010
$24 million in deposits  at .66% cost
1,305 new accounts opened in 8 months
Wealth Management
Joe Keating and team on board May of 2010
$109 million of new assets under management
Core Processing System Conversion
Lead bank conversion completed in September
Valrico State Bank scheduled this month

FDIC Acquisitions
Independent National Bank of Ocala
August 2010
Conversion and efficiencies to be gained in May
3% growth in core deposits
Olde Cypress Community Bank
July 2010
Conversion and efficiencies to be gained in July
3% growth in core deposits
Community National Bank at Bartow
August 2010
Conversion and efficiencies to be gained in September
2% growth in core deposits
Multiple FDIC assisted targets in our markets over the next 9 months

TD Transaction
Acquired 4 branches in Putnam County, FL on January 20, 2011
Deposits acquired -
$113 million
Loans acquired -
$121 million of performing loans within our
footprint
Economics – Loans purchased at 90% of par which will produce a healthy bargain purchase gain in 1Q2011
Credit Protection –
Entered a 2 year “Put Back” agreement with TD
bank for any loan that becomes 30 days delinquent or is downgraded to substandard

Florida Statewide Home Sales vs. Home Sale Prices
$300,000
$250,000
$200,000
$150,000
$100,000
$50,000
$0
20,000
18,000
16,000
14,000
12,000
10,000
8,000
6,000
4,000
2,000
0
Jan-07
Apr-07
Jul-07
Oct-07
Jan-08
Apr-08
Jul-08
Oct-08
Jan-09
Apr-09
Jul-09
Oct-09
Jan-10
Apr-10
Jul-10
Oct-10
Single Family Home Sale Prices For Florida Metropolitan Areas
Single Family Home Sales For Florida Metropolitan Statistical Areas

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CSFL

Florida Economy Slowly Recovering

Source: The Florida Legislature Office of Economic and Demographic Research & Sterne Agee
Judicial Foreclosure Process
a Damper on Recovery
Unemployment at 12% - but
six consecutive months of
job growth after losing jobs
for three years
Lack of loan growth
opportunities will accelerate
bank consolidation in Florida

Consumer / Other 6%
Commercial & Industrial 11%
Residential Real Estate 27%
Construction, A&D, & Land 12%
Commercial Real Estate 44%

CSFL

Loan Portfolio
(excluding FDIC Covered Loans)
Total Loans by Type (%)
Total Loans Detail

Loan Type
No. of
Loans
12/31/10
Balance
Avg Loan
Balance
Residential Real
Estate
2,704 $256MM $95,000
Commercial
Real Estate
1,039 410MM 395,000
Construction,
A&D, & Land
572 109MM 191,000
Commercial &
Industrial
977 101MM 103,000
Consumer
/Other
2,739 56MM 20,000
Total 8,031 $932MM $116,000

Problem Loan Trends ($MM)

100
75
50
25
0
Amount ($MM)
4Q09
1Q10
2Q10
3Q10
4Q10
30 - 89 days past due
90 days and nonaccrual
OREO and repo

NPAs / Loans & OREO (%)

15.00
10.00
5.00
0.00
NPAs / Loans & OREO (%)
12.82
8.31
7.25
4Q09
1Q10
2Q10
3Q10
4Q10
CSFL
Southeastern Peers
Florida Peers

Reserves / Loans (%)

4.00
3.00
2.00
1.00
Reserves / Loans (%)
2.82
2.62
2.49
4Q09
1Q10
2Q10
3Q10
4Q10
CSFL
Southeastern Peers
Florida Peers

Credit Cycle Burn Down

Since 12-31-07, 6.7% of the loan portfolio balance has been expensed as a write down or elevated reserves.

CSFL

Credit Quality Trends

Source: SNL Financial
Nonperforming assets include 90 days or more past due.
Florida peers include publicly traded banks and thrifts headquartered in Florida.
Southeastern peers include publicly traded financial institutions located in  AL, AR, FL, GA, MS, NC, SC, TN VA, and WV with total assets between $2 and $5 billion.

Commercial
$698K
(18 loans)
Consumer / Other
$808K
(36 loans)
1%
1%
Residential Real Estate
$19,102K
(115 loans)
Construction, A&D, & Land
$15,912K
(58 loans)
24%
29%
45%
Commercial Real Estate
$29,233K
(63 loans)

Vacant Land
(8 parcels of land)
$2,127K
Single Family Homes
(15)
$2,271K
Mobile Homes w/ Land
(4)
$101K
1%
17%
19%
Residential Lots
(45)
$889K
7%
56%
Commercial Buildings
(16)
$6,851K

CSFL

Non-Performing Loans
Other Real Estate Owned
$65,753,000 (7.06% of Gross Loans,)
35% of NPLs are current
83% of legal unpaid loan balance, net of
specific reserves
$12,239,000
62% of legal unpaid loan
balance at repossession date

Data as of 12/31/10
NonPerforming Assets
(excluding FDIC Covered Assets)

Conservative Balance Sheet
Total Risk-Based Capital Ratio -
19.3% at 12/31/10
Loans / Assets of 55%
at 12/31/10
40% of assets backed by the US Government
Low Concentration Levels
CRE at 114%
of capital  vs. 300% guidance
CD&L at 36%
of capital vs. 100% guidance
Operating leverage that is yet untapped

Total Deposits ($MM)

2005 – 2010 CAGR: 18.6%
1,800
1,200
600
0
323
282
422
267
391
19%
17%
25%
16%
23%
2005
2006
2007
2008
2009
2010
Jumbo Time
Retail Time
MMDA & Savings
NOW
DDA

Number of Deposit Accounts

2006 – 2010 CAGR: 26.9%
100,000
75,000
50,000
25,000
0
8,811
32,024
10,579
32,280
13,191
40,822
11,001
43,974
12,025
54,561
33,007
83,656
2005
2006
2007
2008
2009
2010
Time Deposits
Core Deposits

CSFL

Core Deposit Focus
Value of core deposits not fully realized in this low rate environment.
Approximately 116,700 total accounts - $14,400 average balance per account
Core deposits defined as non-time deposits.

DDA and NOW 12/2009 12/2010 Change % Change
Balance $427MM $605MM $178MM 42%
No. of Accounts 42,400 62,600 20,200 48%

Interest Earnings Assets

4Q 2009

Yield: 4.39%
IEA: $1,655,200

Securities
30%
FF /
Other
14%
Loans
56%

4Q 2010

FF / Other
8%
Securities
30%
Loans
62%

Yield: 4.18%
IEA: $1,866,014

Interest Bearing Liabilities

Cost: 1.38%
IBL: $1,342,093

Other
5%
FF Purch.
17%
IB Core
Dep
34%
Time
Deposits
44%

Fed Funds
Purch.
5%
Other
3%
IB Core
Deposits
46%
Time
Deposits
46%

Cost: 1.04%
IBL: $1,480,335

Spread: 3.01%
NIM: 3.27%

Spread: 3.14%
NIM: 3.36%

CSFL

14 Net Interest Margin

Loans / Deposits (%)

Loans/Deposits (%)
100
80
60
40
20
0
72
74
86
90
73
67
2005
2006
2007
2008
2009
2010

	2005	2006	2007	2008	2009	2010
Loans	$517	$658	$841	$892	$959	$1,130
Deposits	717	893	973	994	1,305	1,686

CSFL

Loan / Deposit Ratios
Loans / Deposits ratio
CenterState Banks, Inc.  – 67%
Southeastern Peers Average  – 83%
Florida Peers Average  – 80%
Source: SNL Financial, data as of most recent quarter available.
Florida peers include publicly traded banks and thrifts headquartered in Florida.
Southeastern peers include publicly traded financial institutions located in  AL, AR, FL, GA, MS, NC, SC, TN VA, and WV with total assets between $2 and $5 billion.

Birmingham
Atlanta
Winston-Salem
Tampa
Winter Haven
Correspondent Banking Division
Primary business lines
– Bond Sales
– Fed funds
– Safekeeping, bond accounting, and
asset/liability consulting services
Customer base –
520 community banks
Opportunity
– Bank Clearing & Cash Management
– Talent Recruiting / M&A
Division Contribution

($000s, except per share)
4Q09 1Q10 2Q10 3Q10 4Q10
Net Interest Income $1,656 $1,526 $1,319 $1,148 $974
Non-Interest Income 7,468 6,622 7,758 12,358 7,576
Non-Interest Expense (6,512) (6,164) (6,740) (9,249) (6,689)
Income Tax Expense (1,006) (764) (900) (1,564) (700)
Net Income Impact $1,606 $1,220 $1,437 $2,693 $1,161
EPS Impact $0.06 $0.05 $0.05 $0.09 $0.04
Management lift out from RBC (formerly ALAB) and Capital Markets Division of Silverton (66 employees)

Net Income ($MM)

Net Income ($MM)
10.00
5.00
0.00
(5.00)
(10.00)
6.33
8.46
7.80
3.42
(6.22)
(5.54)
2005
2006
2007
2008
2009
2010

Net Income ($MM)

Net Income ($MM)
10.00
5.00
0.00
(5.00)
(10.00)
(4.03)
0.39
0.90
(7.28)
0.44
4Q09
1Q10
2Q10
3Q10
4Q10

Pre-Tax Pre Provision Income & ROAA(%)

Pre-Tax, Pre-Provision Income ($MM)
$30
$20
$10
$0
Pre-Tax, Pre-Provision ROAA (%)
1.60
1.20
0.80
0.40
0.00
1.38
1.43
1.22
0.93
0.85
0.93
11.1
14.0
14.6
11.5
15.0
18.1
2005
2006
2007
2008
2009
2010
Pre-Tax, Pre-Provision Income
PTPP ROAA

Operating Costs as a % of Avg Assets[1]

Percentage
3.50
3.00
2.50
2.67
2.76
2.87
2.95
3.25
Added Mgmt Team
Added Mgmt Team
FDIC Trans.
4Q09
1Q10
2Q10
3Q10
4Q10

CSFL

Profitability 17 1. Excludes credit costs, correspondent banking division expenses, and non recurring costs; annualized

Summary
Energetic & experienced local management team taking
advantage of opportunities
Turmoil offers significant organic growth opportunities
Increased FDIC-assisted deals coming to our market in the
next 6 – 9 months
Unprecedented opportunities to add shareholder value